                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT


We consent to the inclusion, in this Registration Statement on Form SB-2, of our report dated May 8, 1998 (except for Note 7 as to which the date is May 19, 1998), on our audit of the financial statements of Eldorado Artesian Springs, Inc. We also consent to the reference to our firm under the caption "Experts".


                                     /s/Ehrhardt Keefe Steiner & Hottman PC
                                        Ehrhardt Keefe Steiner & Hottman PC



February 9, 1999
Denver, Colorado